SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Managed Trust covers the period ended March 31, 1999.

The past six months could be characterized as a tale of two markets. After beginning on a shaky note in October, large capitalization stocks reached all-time highs, whereas small-cap, mid-cap and value stocks were generally left behind in the rally. Although, the Standard & Poor's(R) 500 (S&P 500(R)) Stock Index ended the reporting period up 27.34%, on March 31, 1999, the averages do not tell the whole story. Since the S&P 500 is market-capitalization weighted, large companies have a disproportionate impact on its results. In fact, in 1998, the stocks of just 15 companies accounted for half of the S&P 500's total return, while most stocks were still below their highs set in April 1998. In contrast, the Wilshire MidCap Growth Index returned 0.14%, and the Russell 2000 Index, which tracks the performance of small-capitalization companies, returned 10%, for the six months under review.

The reporting period began with October's global and domestic financial market volatility, provoked by conditions such as the Russian debt default, a major U.S. hedge fund's


CONTENTS

Shareholder Letter .......................................................     1

Fund Reports

 Franklin Investment Grade Income Fund ...................................     4

 Franklin Rising Dividends Fund ..........................................    10

Financial Highlights & Statement of Investments ..........................    18

Financial Statements .....................................................    28

Notes to Financial Statements ............................................    32

Page
difficulties and the ongoing Asian crisis. The combination of fragile international financial markets and reduced capital availability in the U.S prompted the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, to cut the federal funds target rate twice by 0.25%, lowering it to 4.75% on November 17, 1998. The Fed's moves attempted to provide liquidity to the financial system and make it easier for major corporations to obtain favorable lending from banks. The U.S. economy responded enthusiastically, as shown by the 6.0% annualized rate for fourth quarter 1998 gross domestic product (GDP) growth, and 3.9% annualized rate for all of 1998.

U.S. consumer spending continued to fuel the economy. With low inflation and unemployment running at approximately 4.2% -- the lowest level in decades -- American consumers were in the mood to spend, and they did. Retail sales were strong during the period, as was the real estate market. In the workplace, fourth quarter 1998's productivity surged by 4.6%, the strongest showing in six years. This gain was especially beneficial to the economy, as increasing productivity is vital to controlling inflation during a period of fast growth. In fact, inflation as measured by the Consumer Price Index (CPI), registered a mere 1.61% for all of 1998, a 12-year low.

Near the end of the fourth quarter, as it became apparent that the economy was growing more rapidly than generally anticipated, yields on U.S. Treasury securities began to rise in response. By mid-February, concerns mounted that tight labor


2

Page
markets and strong consumer demand might lead the Fed to increase interest rates to prevent inflationary pressures from developing. This sent Treasury yields higher still, with the 30-year bond yield reaching a seven-month high of 5.69% on March 4. Interest rates and bond prices move in opposite directions so that as interest rates rise, bond prices will decline and their yields will go up.

Regardless of the market's direction, we at Franklin Templeton emphasize the value of a long-term investment approach to help minimize the impact of daily market fluctuations and short-term volatility on your portfolio. We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, help you diversify your investments and stay focused on the long term.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ William J. Lippman


William J. Lippman
President
Franklin Managed Trust


                                                                               3

Page
FRANKLIN INVESTMENT GRADE
INCOME FUND


[PYRAMID GRAPH]

Your Fund's Goal: Franklin Investment Grade Income Fund seeks a maximum level of income consistent with prudent exposure to risk. The fund pursues this objective by investing in investment-grade debt securities having primarily intermediate maturities. The fund also seeks to offer a higher total return than a money market fund, generally with less risk to principal than a fund composed of either long-term securities or securities that are below investment-grade quality.(1)

During the reporting period, the fund emphasized investment in debt securities with intermediate maturities. Because long-term instruments often exhibit greater price volatility, both up and down, many investors embrace the more stable short- and intermediate-term investments, which the fund typically purchases.

Through a careful selection of securities we seek to control interest rate and credit risk, paying special attention to the risk posed by a security's maturity. All of the portfolio's investments

(1.) Generally, long-term securities and lower-quality securities provide higher yields. A money-market fund seeks a stable $1.00 per share net asset value.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 20 of this report.

4

Page
are call-protected to maturity, or for at least 20 years. Furthermore, as of March 31, 1999, the portfolio's securities' weighted average credit-rating was in the AA range, as measured by Standard & Poor's Corporation, a national credit-rating agency.(2) Standard & Poor's gives the AA rating only to high-grade debt obligations that offer a strong degree of principal and interest protection.

On March 31, 1999, the portfolio had 48.6% of total net assets in government bonds, 39.5% in "put" bonds and 11.9% in cash and equivalents, which include other assets and liabilities. On the same date, the fund's weighted average maturity was about 1.8 years using the optional put dates as effective maturities, and 13 years using the stated maturities.

The use of put bonds remained an integral part of our conservative investment strategy. A put bond is one that can be redeemed before maturity, at face value
(par). Thus, if interest rates rise, we can redeem a put bond early, at par on the optional retirement date, and reinvest the proceeds at the new, higher interest rate. Conversely, if interest rates decline by the security's optional retirement date, we can either keep the higher-yielding bond, or sell it at a favorable price.


[PIECHART]

CREDIT QUALITY BREAKDOWN*
BASED ON TOTAL NET ASSETS
3/31/99

AAA  -    64.13%
AA   -    3.78%
A    -    24.54%
BBB  -    7.55%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


2. This does not indicate Standard & Poor's rating of the fund.

                                                                               5
Page
Please remember this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS
Franklin Investment Grade Income Fund
10/1/98 - 3/31/99

                                                    DIVIDEND PER SHARE
                                              -----------------------------------
MONTH                                          CLASS A              ADVISOR CLASS
---------------------------------------------------------------------------------
October                                        3.3 cents              3.49 cents

November                                       3.3 cents              3.50 cents

December                                       7.8 cents*             7.99 cents*

January                                        3.3 cents              3.49 cents

February                                       3.3 cents              3.49 cents

March                                          3.3 cents              3.48 cents
---------------------------------------------------------------------------------
TOTAL                                         24.3 CENTS             25.44 CENTS

*Includes an additional 4.5 cent per share distribution to meet excise tax requirements.


6

Page
On March 25, 1999, Franklin Managed Trust's Board of Trustees approved a proposal to merge Franklin Investment Grade Income Fund into Franklin Strategic Income Fund, subject to shareholder approval. Franklin Investment Grade Income Fund's investment goal is to seek a maximum level of income, consistent with prudent exposure to risk; whereas, Franklin Strategic Income Fund's primary investment goal is to obtain a high level of current income, with capital appreciation over the long-term as a secondary goal. The Boards believe this proposed merger will benefit shareholders. As a Franklin Investment Grade Income Fund shareholder, this summer you will receive a proxy that includes Franklin Strategic Income Fund's prospectus and annual report.


                                                                               7

Page
FRANKLIN INVESTMENT GRADE INCOME FUND


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (10/1/98 - 3/31/99)

CLASS A                                CHANGE               3/31/99    9/30/98
------------------------------------------------------------------------------
Net Asset Value                        -$0.17                $9.05      $9.22

                                       DISTRIBUTIONS
                                       ---------------------------------------
Dividend Income                        $0.243

ADVISOR CLASS                          CHANGE               3/31/99    9/30/98
------------------------------------------------------------------------------
Net Asset Value                        -$0.17                $9.05      $9.22

                                       DISTRIBUTIONS
                                       ---------------------------------------
Dividend Income                        $0.2544


             Past performance is not predictive of future results.


8

Page
PERFORMANCE

                                                                          INCEPTION
CLASS A                           6-MONTH  1-YEAR    5-YEAR     10-YEAR   (1/14/87)
-----------------------------------------------------------------------------------
Cumulative Total Return(1)        +0.80%   +4.50%    +28.68%    +95.36%   +101.43%

Average Annual Total Return(2)    -3.49%   +0.09%     +4.26%     +6.46%     +5.53%

Distribution Rate(3)               4.19%

30-Day Standardized Yield(4)       4.22%

                                                                          INCEPTION
ADVISOR CLASS(5)                  6-MONTH  1-YEAR    5-YEAR     10-YEAR   (1/14/97)
-----------------------------------------------------------------------------------
Cumulative Total Return(1)        +0.93%   +4.76%    +29.43%    +96.50%   +102.60%

Average Annual Total Return(2)    +0.93%   +4.76%     +5.29%     +6.99%     +5.95%

Distribution Rate(3)               4.61%

30-Day Standardized Yield(4)       4.65%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (net asset value price for Advisor Class) per share on March 31, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1999.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.21% and +5.28% respectively.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                               9

Page
[PYRAMID GRAPH]


FRANKLIN RISING DIVIDENDS FUND

Your Fund's Goal: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The fund invests in the equity securities of companies that have paid consistently rising dividends over the past ten years.

Our investment strategy is based on the belief that companies with consistently rising dividends should also, over time, realize appreciation in their stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the six months ended March 31, 1999, the domestic economy continued to demonstrate healthy growth with low inflation, characteristics that generally support strong equity valuations. On the other hand, the stock market contended with significantly higher bond yields, which often depress stock prices. For example, the 10-year Treasury bond yielded 5.23%



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 25 of this report.


10

Page
on March 31, 1999, compared with 4.41% on September 30, 1998. However, despite the increased competition from the bond market, the major stock market indices showed solid gains during the period. Large capitalization stocks continued to sharply outperform the average small capitalization stock. The fund did not perform as well as we would have liked, due to its high concentration of small- and mid-cap stocks. In accordance with our investment strategy, we maintained an emphasis on smaller cap stocks because of their more attractive valuations.

Among the large cap stocks that remained in the portfolio, American International Group Inc., General Electric Co. and Wal-Mart Stores Inc. outperformed the market by a large margin during the period as investors flocked to the global market leaders. Several other stocks also posted superior returns. The Limited Inc., the portfolio's top-performing stock during the period, enjoyed excellent operating results from its 84%-owned subsidiary, Intimate Brands Inc. Intimate Brands has two leading retailing concepts: Victoria's Secret and Bath & Body Works. State Street Corp., a provider of a variety of services to institutional investors, benefited from the global equity market rebound during the period. The fund's largest position, Family Dollar Stores Inc., experienced great success with its "convenience discounter" format. Among other fund holdings, Cohu Inc. reported an improvement in orders and backlog after several declining quarters, while National Commerce Bancorp., a leader in supermarket branch banking, delivered better-than-average results for the banking industry.


                                                                              11

Page
Two of the portfolio's holdings, Pall Corp. and Rite Aid Corp., reported surprisingly weak quarterly earnings during the period, and as a result, their stock prices fell sharply. Pall was hurt by the rapid decline in blood filter sales to hospitals. Although sales are shifting rapidly to the blood banks and growing steadily overall, this adjustment left them with an excessive hospital sales infrastructure. Pall intends to address this problem through a restructuring plan announced with their earnings report. Going forward, their total blood filter sales should exhibit strong growth, concurrent with declining expenses for sales and administration. Rite Aid, on the other hand, was impacted by losses associated with the rapid pace of new store openings in January and February. In the coming year, they plan to slow this expansion considerably to reduce its short-term drag on earnings. We note that, during the six months ended March 31, 1999, we saw no indication of a decline in these drug stores' underlying profitability.

Other stocks that did not perform in line with our expectations included Universal Corp., RLI Corp. and Watts Industries Inc. Despite solid earnings, a significant share repurchase program and no direct product liability exposure, Universal, the world's leading independent tobacco leaf merchant, suffered from negative publicity surrounding cigarettes. RLI, a small-cap specialty property and casualty insurer, saw its stock price drift steadily


12

Page
lower during the period, despite being one among a small number of insurers to report underwriting profits, as well as investment income and portfolio gains. Finally, Watts Industries, which makes valves designed to safely reduce gas, steam and liquid pressure, was hurt by its exposure to the weak oil and gas markets. Unlike many other companies with similar exposure, its share price did not benefit from oil's sharp price rebound late in the reporting period.

We made several significant additions to the portfolio during the six months under review, among them Teleflex Inc., Leggett & Platt Inc., Newell Rubbermaid Inc. and U.S. Bancorp. Teleflex is a diversified manufacturer of products and services for the aerospace, automotive, marine, medical and industrial markets. It has a remarkable record of 24 consecutive years of revenue and earnings growth in addition to 21 years of dividend growth. Leggett & Platt, a leading manufacturer of furniture components and commercial fixtures, has increased its dividend for 28 years. Newell Rubbermaid manufactures a broad range of consumer products including housewares, home furnishings and office products. Newell recently acquired Rubbermaid, gaining a well-known and admired consumer brand. U.S. Bancorp is a high-quality regional bank located primarily in the upper-midwestern and northwestern states. Late in 1998, a modest earnings disappointment provided an attractive opportunity to buy more of their shares.


                                                                              13

Page
At the same time, we reduced a number of portfolio positions during the reporting period. Although Wal-Mart Stores Inc. is an outstanding company whose stock performed well for the fund, it became too expensive to merit a large position. Avery Dennison Corp., another successful stock for the portfolio, began to look increasingly expensive relative to comparable companies like Bemis Co. Inc., one of the fund's larger positions. We sold shares of Philip Morris Cos. Inc. after their stock rose sharply in October and November on diminished litigation concerns, and we reduced holdings in Fannie Mae on concerns that its long-term earnings growth rate might slow. The only position we eliminated from the portfolio during the period was Rockwell International Corp., which no longer met our rising dividend criteria.

Notable year-over-year dividend increases during the past six months came from National Commerce Bancorp. (+38.5%), Wal-Mart Stores Inc. (+29%), First Union Corp. (+27%), Donaldson Co. Inc. (+20%), Leggett & Platt Inc. (+20%), Mercury General Corp. (+20%) and Washington Mutual Inc. (+19%).

As the table on page 15 shows, our ten largest positions on March 31, 1999, comprised 33.8% of the fund's total net assets. It is interesting to note how these ten companies would, in the


14

Page
aggregate, respond to the fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 19 years in a row, and by 305% in the last ten years. Their most recent dividend increases averaged 15.9%, for a 2.25% yield on March 31, 1999, and a dividend payout ratio of 35%. Long-term debt averaged 20% of capitalization, and the average price/earnings ratio was 16.8 versus 27.4 for that of the unmanaged Standard & Poor's 500 Stock Index on the same date. We believe that these companies are representative of the portfolio's fundamentally high quality, and that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

TOP 10 STOCK HOLDINGS
Franklin Rising Dividends Fund
3/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Family Dollar Stores Inc.                                                7.36%
Retail Trade

West Pharmaceutical
Services Inc.                                                            3.92%
Health Technology

Leggett & Platt Inc.                                                     3.36%
Consumer Durables

National Commerce Bancorp.                                               3.25%
Finance

Pall Corp.                                                               3.08%
Process Industries

Wallace Computer
Services Inc.                                                            2.88%
Commercial Services

Washington Mutual Inc.                                                   2.66%
Finance

Newell Rubbermaid Inc.                                                   2.52%
Consumer Durables

First Union Corp.                                                        2.49%
Finance

Reliastar Financial Corp.                                                2.36%
Insurance


                                                                              15

Page
FRANKLIN RISING
DIVIDENDS FUND


CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (10/1/98 - 3/31/99)

CLASS A                              CHANGE             3/31/99      9/30/98
----------------------------------------------------------------------------
Net Asset Value                      -$0.21             $21.32       $21.53

                                     DISTRIBUTIONS
                                     ---------------------------------------
Dividend Income                      $0.0920

Long-Term Capital Gain               $1.7125

Short-Term Capital Gain              $0.2735

TOTAL                                $2.0780

CLASS B                              CHANGE             3/31/99      1/1/99
----------------------------------------------------------------------------
Net Asset Value                      -$2.21             $21.31       $23.52

                                     DISTRIBUTIONS
                                     ---------------------------------------
Dividend Income                      $0.0533

CLASS C                              CHANGE             3/31/99      9/30/98
----------------------------------------------------------------------------
Net Asset Value                      -$0.22             $21.23       $21.45

                                     DISTRIBUTIONS
                                     ---------------------------------------
Dividend Income                      $0.0325

Long-Term Capital Gain               $1.7125

Short-Term Capital Gain              $0.2735

TOTAL                                $2.0185


Past performance is not predictive of future results.


16

Page
PERFORMANCE

                                                                                  INCEPTION
CLASS A                          6-MONTH      1-YEAR      5-YEAR      10-YEAR     (1/14/87)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)        +8.12%     -12.82%     +109.10%     +220.15%     +255.60%

Average Annual Total Return(2)    +1.92%     -17.82%      +14.53%      +11.67%      +10.41%

Value of $10,000
Investment(3)                   $10,192      $8,218      $19,703      $30,167      $33,515


Distribution Rate(4)               0.94%

30-Day Standardized Yield(5)       0.60%

                                                                                  INCEPTION
CLASS B                                                                           (1/1/99)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                          -9.25%

Aggregate Total Return(2)                                                          -12.87%

Value of $10,000 Investment(3)                                                     $8,713


Distribution Rate(4)                                1.00%

30-Day Standardized Yield(5)                        0.10%

                                                                             INCEPTION
CLASS C                           6-MONTH             1-YEAR      3-YEAR     (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)          +7.83%            -13.27%     +50.29%     +85.02%

Average Annual Total Return(2)      +5.75%            -14.93%     +14.16%     +16.70%

Value of $10,000 Investment(3)    $10,575             $8,507      $14,878     $18,312

Distribution Rate(4)                         0.43%

30-Day Standardized Yield(5)                 0.09%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month returns have not been annualized. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price per share on March 31, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1999.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              17

Page
FRANKLIN MANAGED TRUST
Financial Highlights


FRANKLIN INVESTMENT GRADE INCOME FUND

                                                                                      CLASS A
                                                  ------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                 YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 1999(1)  -----------------------------------------------------
                                                    (UNAUDITED)       1998       1997        1996        1995         1994
                                                  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period                  $  9.22       $  9.08    $  9.01      $  9.04    $  8.82     $  9.31
                                                  ------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                    .21           .43        .41          .44        .44         .45
 Net realized and unrealized gains (losses)              (.14)          .14        .09         (.06)       .26        (.54)
                                                  ------------------------------------------------------------------------
Total from investment operations                          .07           .57        .50          .38        .70        (.09)
                                                  ------------------------------------------------------------------------
Less distributions from net investment income            (.24)         (.43)      (.43)        (.41)      (.48)       (.40)
                                                  ------------------------------------------------------------------------
Net asset value, end of period                        $  9.05       $  9.22    $  9.08      $  9.01    $  9.04     $  8.82
                                                  ------------------------------------------------------------------------

Total return*                                             .80%         6.50%      5.68%        4.25%      8.21%      (1.02%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                     $53,796       $54,958    $43,568      $29,372    $29,824     $29,553
Ratios to average net assets:
 Expenses                                                1.10%**       1.10%      1.05%        1.06%      1.09%       1.05%
 Net investment income                                   4.56%**       4.74%      4.73%        4.81%      4.96%       4.91%
Portfolio turnover rate                                  6.14%        20.80%     41.32%       20.06%     64.70%      10.57%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

(1) Per share amounts have been calculated using the daily average shares outstanding during the period.


18

Page
FRANKLIN MANAGED TRUST
Financial Highlights (continued)

FRANKLIN INVESTMENT GRADE INCOME FUND (CONT.)

                                                                     ADVISOR CLASS
                                                   -----------------------------------------------
                                                   SIX MONTHS ENDED      YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31, 1999(1)    -------------------------
                                                    (UNAUDITED)          1998              1997(2)
                                                   -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $    9.23        $    9.07         $    9.03
                                                      --------------------------------------------
Income from investment operations:
 Net investment income ........................             .21              .43               .28
 Net realized and unrealized gains (losses) ...            (.14)             .19               .07
                                                      --------------------------------------------
Total from investment operations ..............             .07              .62               .35
                                                      --------------------------------------------
Less distributions from net investment income .            (.25)            (.46)             (.31)
                                                      --------------------------------------------
Net asset value, end of period ................       $    9.05        $    9.23         $    9.07
                                                      --------------------------------------------

Total return* .................................             .93%            7.02%             3.98%
                                                      ============================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $      86        $   2,505         $      39
Ratios to average net assets:
 Expenses .....................................             .88%**           .82%              .85%**
 Net investment income ........................            4.78%**          5.02%             4.84%**
Portfolio turnover rate .......................            6.14%           20.80%            41.32%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

** Annualized

(1)Per share amounts have been calculated using the daily average shares outstanding during the period.

(2)For the period January 2, 1997 (effective date) to September 30, 1997.

                       See notes to financial statements.

                                                                              19

Page

FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)


                                                                                          PRINCIPAL
FRANKLIN INVESTMENT GRADE INCOME FUND                                                      AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES AND AGENCIES 48.6%
Tennessee Valley Authority, (putable* 7/15/01, callable 7/15/20), 6.235%, 7/15/45..     $ 2,000,000       $ 2,030,986
 U.S. Treasury Note, 6.00%, 6/30/99 ...............................................       2,000,000         2,006,250
 U.S. Treasury Note, 5.875%, 7/31/99 ..............................................       2,000,000         2,008,126
 U.S. Treasury Note, 5.875%, 8/31/99 ..............................................       3,000,000         3,015,000
 U.S. Treasury Note, 5.75%, 9/30/99 ...............................................       1,000,000         1,005,313
 U.S. Treasury Note, 5.625%, 11/30/99 .............................................       2,000,000         2,011,876
 U.S. Treasury Note, 5.625%, 12/31/99 .............................................       2,000,000         2,012,500
 U.S. Treasury Note, 5.50%, 3/31/00 ...............................................       2,000,000         2,011,876
 U.S. Treasury Note, 6.00%, 8/15/00 ...............................................       2,000,000         2,026,876
 U.S. Treasury Note, 5.125%, 8/31/00 ..............................................       3,000,000         3,005,625
 U.S. Treasury Note, 5.375%, 2/15/01 ..............................................       2,000,000         2,013,126
 U.S. Treasury Note, 5.75%, 11/30/02 ..............................................       3,000,000         3,056,250
                                                                                                          -----------
 TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES (COST $26,206,079) .................                        26,203,804
                                                                                                          -----------

 CORPORATE BONDS 39.5%
 COMMERCIAL SERVICES 2.8%
 Xerox Corp., (putable* 5/05/99), 5.90% 5/05/37 ...................................       1,500,000         1,504,710
                                                                                                          -----------
 CONSUMER NON-DURABLE 3.8%
 Coca-Cola Enterprises, (putable* 10/15/03), 6.70% 10/15/36 .......................       2,000,000         2,070,620
                                                                                                          -----------
 FINANCE 7.5%
 Sears Roebuck Acceptance Corp.,
  (putable* 11/15/00), 6.13%, 11/15/05 ............................................         775,000           788,868
  (putable* 11/15/00), 6.15%, 11/15/05 ............................................         725,000           734,827
 Southtrust Bank, (putable* 2/06/01), 5.58%, 2/06/06 ..............................       2,500,000         2,500,605
                                                                                                          -----------
                                                                                                            4,024,300
                                                                                                          -----------
 INDUSTRIAL SERVICES 3.8%
 WMX Technologies, (putable* 5/15/00), 6.65% 5/15/05 ..............................       2,000,000         2,019,224
                                                                                                          -----------
 INSURANCE 3.8%
 Aetna Services Inc., (putable* 8/15/04), 6.97%, 8/15/36 ..........................       2,000,000         2,024,640
                                                                                                          -----------
 PROCESS INDUSTRIES 7.5%
 Bausch & Lomb, (putable* 8/31/01), 6.56%, 8/12/26 ................................       2,000,000         2,036,766
 Sherwin-Williams Co., (putable* 10/15/99), 5.50%, 10/15/27 .......................       2,000,000         2,019,436
                                                                                                          -----------
                                                                                                            4,056,202
                                                                                                          -----------
 RETAIL TRADE 2.8%
 Penney J.C. & Co. Inc., (putable* 8/15/03), 6.90% 8/15/26 ........................       1,500,000         1,532,477
                                                                                                          -----------
 UTILITIES 7.5%
 Ameritech Corp., (putable* 8/15/27), 5.95% , 1/15/38 .............................       2,000,000         2,029,996
 Bellsouth Corp., (putable* 11/15/00), 5.85%, 11/15/45 ............................       2,000,000         2,023,072
                                                                                                          -----------
                                                                                                            4,053,068
                                                                                                          -----------
 TOTAL CORPORATE BONDS (COST $21,198,554) .........................................                        21,285,241
                                                                                                          -----------
 TOTAL LONG TERM INVESTMENTS (COST $47,404,633) ...................................                        47,489,045
                                                                                                          -----------


20

Page
FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)(Cont.)


                                                                                                 PRINCIPAL
FRANKLIN INVESTMENT GRADE INCOME FUND                                                             AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENT 10.6%
Joint Repurchase Agreement, 4.875%, 4/01/99 (Maturity Value $5,694,854) (COST $5,694,083)       $ 5,694,083       $ 5,694,083
 Barclays Capital Inc. (Maturity Value $729,340)
 Bear, Stearns & Co. Inc. (Maturity Value $397,842)
 Chase Securities Inc. (Maturity Value $191,632)
 CIBC Oppenheimer Corp. (Maturity Value $729,340)
 Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $729,340)
 Dresdner Kleinwort Benson, North America LLC (Maturity Value $729,340)
 Lehman Brothers Inc. (Maturity Value $729,340)
 Paribas Corp. (Maturity Value $729,340)
 Warburg Dillon Read LLC (Maturity Value $729,340)
 Collateralized by U.S. Treasury Bills & Notes
                                                                                                                  -----------
TOTAL INVESTMENTS (COST $53,098,716) 98.7% ..............................................                          53,183,128
OTHER ASSETS, LESS LIABILITIES 1.3% .....................................................                             698,796
                                                                                                                  -----------
NET ASSETS 100.0% .......................................................................                         $53,881,924
                                                                                                                  ===========

*Holder may redeem at par on put date.
(a) See Note 1(b) regarding joint repurchase agreement.


                       See notes to financial statements.

                                                                              21

Page
FRANKLIN MANAGED TRUST
Financial Highlights

FRANKLIN RISING DIVIDENDS FUND

                                                                                       CLASS A
                                               -------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                  YEAR ENDED SEPTEMBER 30,
                                                MARCH 31, 1999    ------------------------------------------------------------------
                                                  (UNAUDITED)        1998          1997          1996          1995          1994
                                               -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $   21.53      $   26.93    $     20.03    $     17.31    $    14.67    $   15.43
                                                 ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................        .08            .13            .16            .28           .33          .28
 Net realized and unrealized gains (losses) ...       1.79          (2.22)          8.23           2.78          2.61         (.80)
                                                 ---------------------------------------------------------------------------------
Total from investment operations ..............       1.87          (2.09)          8.39           3.06          2.94         (.52)
                                                 ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.09)          (.11)          (.18)          (.34)         (.30)        (.24)
 Net realized gains ...........................      (1.99)         (3.20)         (1.31)            --            --           --
                                                 ---------------------------------------------------------------------------------
Total distributions ...........................      (2.08)         (3.31)         (1.49)          (.34)         (.30)        (.24)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period ................  $   21.32      $   21.53    $     26.93    $     20.03    $    17.31    $   14.67
                                                 =================================================================================
Total return* .................................       8.12%         (9.05%)        44.10%         17.83%        20.32%       (3.38%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $ 401,547      $ 407,336    $   394,873    $   277,746    $  260,917    $ 261,461
Ratios to average net assets:
 Expenses .....................................       1.43%**        1.39%          1.41%          1.40%         1.43%        1.43%
 Net investment income ........................        .67%**         .51%           .71%          1.49%         2.10%        1.81%
Portfolio turnover rate .......................       8.77%         23.99%         39.47%         31.55%        14.60%       25.75%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized


22

Page


FRANKLIN MANAGED TRUST
Financial Highlights (continued)
FRANKLIN RISING DIVIDENDS FUND (CONT.)

                                                                             CLASS B
                                                                        -----------------
                                                                          PERIOD ENDED
                                                                        MARCH 31, 1999(1)
                                                                           (UNAUDITED)
                                                                        -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................       $23.54
                                                                           ------
Income from investment operations:
 Net investment income .............................................          .03
 Net realized and unrealized loss ..................................        (2.21)
                                                                           ------
Total from investment operations ...................................        (2.18)
                                                                           ------
Less distributions from net investment income ......................        (0.05)
                                                                           ------
Net asset value, end of period .....................................       $21.31
                                                                           ======
Total return* ......................................................        (9.25%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...................................        $375
Ratios to average net assets:
 Expenses ..........................................................         2.01%**
 Net investment income .............................................          .62%**
Portfolio turnover rate ............................................         8.77%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

(1)For the period January 1, 1999 (effective date) to March 31, 1999.

                                                                              23

Page
FRANKLIN MANAGED TRUST
Financial Highlights (continued)

FRANKLIN RISING DIVIDENDS FUND (CONT.)

                                                                                      CLASS C
                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                                   MARCH 31, 1999      -----------------------------------------------------------
                                                     (UNAUDITED)          1998            1997            1996          1995(1)
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $    21.45        $    26.85      $    19.98      $    17.28     $    15.47
                                                     -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .01                --             .08             .21            .11
 Net realized and unrealized gains (losses) ...            1.79             (2.20)           8.17            2.74           1.83
                                                     -----------------------------------------------------------------------------
Total from investment operations ..............            1.80             (2.20)           8.25            2.95           1.94
                                                     -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.03)               --            (.07)           (.25)          (.13)
 Net realized gains ...........................           (1.99)            (3.20)          (1.31)             --             --
                                                     -----------------------------------------------------------------------------
Total distributions ...........................           (2.02)            (3.20)          (1.38)           (.25)          (.13)
                                                     -----------------------------------------------------------------------------
Net asset value, end of period ................      $    21.23        $    21.45      $    26.85      $    19.98     $    17.28
                                                     =============================================================================

Total return* .................................            7.83%            (9.48%)         43.37%          17.16%         12.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $   47,811        $   43,790      $   14,526      $    3,882     $    1,060
Ratios to average net assets:
 Expenses .....................................            1.98%**           1.94%           1.95%           1.95%          1.90%**
 Net investment income (loss) .................             .12%**           (.05%)           .17%            .94%          1.92%**
Portfolio turnover rate .......................            8.77%            23.99%          39.47%          31.55%         14.60%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

(1)For the period May 1, 1995 (effective date) to September 30, 1995.


                       See notes to financial statements.

24

Page
FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)



FRANKLIN RISING DIVIDENDS FUND                                SHARES           VALUE
---------------------------------------------------------------------------------------
COMMON STOCKS 98.0%
COMMERCIAL SERVICES 6.8%
Ennis Business Forms Inc. .............................       228,700       $ 1,843,894
Reynolds & Reynolds Co., A ............................       387,400         7,360,600
Standard Register Co. .................................       286,100         8,493,594
Wallace Computer Services Inc. ........................       652,700        12,931,619
                                                                            -----------
                                                                             30,629,707
                                                                            -----------
CONSUMER DURABLES 5.9%
Leggett & Platt Inc. ..................................       755,600        15,112,000
Newell Rubbermaid Inc. ................................       238,600        11,333,500
                                                                            -----------
                                                                             26,445,500
                                                                            -----------
CONSUMER NON-DURABLES 6.1%
Alberto-Culver Co., A .................................       490,400        10,421,000
Block Drug Co. Inc., A ................................       150,742         6,180,422
DIMON Inc. ............................................       416,000         1,586,000
Philip Morris Cos. Inc. ...............................        86,500         3,043,719
Universal Corp. .......................................       244,100         6,239,806
                                                                            -----------
                                                                             27,470,947
                                                                            -----------
ELECTRONIC TECHNOLOGY 2.3%
Cohu Inc. .............................................       255,100         5,931,075
Hewlett-Packard Co. ...................................        65,100         4,414,594
                                                                            -----------
                                                                             10,345,669
                                                                            -----------
ENERGY MINERALS 1.0%
Royal Dutch Petroleum Co., N.Y. shs., ADR (Netherlands)        89,700         4,664,400
                                                                            -----------
FINANCE 16.8%
Fannie Mae ............................................        52,800         3,656,400
First Union Corp. .....................................       209,450        11,192,484
Mercantile Bankshares Corp. ...........................       144,950         5,363,150
National Commerce Bancorp .............................       640,300        14,606,844
State Street Corp. ....................................        94,000         7,725,625
Trustco Bank Corp., N.Y. shs ..........................       258,573         6,464,325
U.S. Bancorp ..........................................       276,700         9,425,094
Washington Mutual Inc. ................................       293,100        11,980,463
Wilmington Trust Corp. ................................        91,200         5,209,800
                                                                            -----------
                                                                             75,624,185
                                                                            -----------
HEALTH TECHNOLOGY 4.9%
Becton Dickinson and Co. ..............................        54,200         2,076,538
Superior Uniform Group Inc. ...........................       190,200         2,377,500
West Pharmaceutical Services Inc. .....................       554,200        17,630,488
                                                                            -----------
                                                                             22,084,526
                                                                            -----------
INSURANCE 12.4%
American Heritage Life Investment Corp. ...............       153,200         3,571,475
American International Group Inc. .....................        73,775         8,899,109
Chubb Corp. ...........................................       121,000         7,086,063




                                                                              25

Page
FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)(CONT.)



FRANKLIN RISING DIVIDENDS FUND                 SHARES           VALUE
------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
Harleysville Group Inc. ..............         123,500       $ 2,392,813
Mercury General Corp. ................         248,200         8,655,975
MMI Cos. Inc. ........................         395,400         6,079,275
ReliaStar Financial Corp. ............         248,900        10,609,363
RLI Corp. ............................         191,562         5,603,189
St. Paul Cos. Inc. ...................          91,400         2,839,113
                                                             -----------
                                                              55,736,375
                                                             -----------
NON-ENERGY MINERALS .7%
Nucor Corp. ..........................          66,900         2,947,781
                                                             -----------
PROCESS INDUSTRIES 10.2%
Bemis Co. Inc. .......................         329,000        10,219,563
Brady Corp., A .......................         100,500         2,104,219
Donaldson Co. Inc. ...................         126,900         2,284,200
Hanna (M.A.) Co. .....................         393,200         5,037,875
Millipore Corp. ......................         146,400         3,531,900
Pall Corp. ...........................         835,600        13,839,625
Sherwin-Williams Co. .................         318,000         8,943,750
                                                             -----------
                                                              45,961,132
                                                             -----------
PRODUCER MANUFACTURING 18.2%
Avery Dennison Corp. .................          32,300         1,857,250
Baldor Electric Co. ..................         344,366         6,930,366
Diebold Inc. .........................         187,700         4,504,800
Dover Corp. ..........................         224,900         7,393,588
Flowserve Corp. ......................          80,000         1,245,000
General Electric Co. .................          42,000         4,646,250
Graco Inc. ...........................         134,600         2,969,613
Hubbell Inc., B ......................         211,500         8,460,000
Kaydon Corp. .........................         365,100        10,565,081
Kimball International Inc., B ........         406,900         6,052,638
Myers Industries Inc. ................         353,880         7,475,715
Superior Industries International Inc.         167,800         3,901,350
Teleflex Inc. ........................         267,900         9,125,344
Watts Industries Inc., A .............         498,400         6,759,550
                                                             -----------
                                                              81,886,545
                                                             -----------
RETAIL TRADE 11.6%
Family Dollar Stores Inc. ............       1,438,200        33,078,600
The Limited Inc. .....................         160,200         6,347,925
Rite Aid Corp. .......................         227,800         5,695,000
Schultz Sav-O Stores Inc. ............         165,000         2,701,875
Wal-Mart Stores Inc. .................          45,700         4,212,962
                                                             -----------
                                                              52,036,362
                                                             -----------



26

Page
FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (UNAUDITED)(CONT.)



FRANKLIN RISING DIVIDENDS FUND                                       SHARES         VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION 1.1%
Circle International Group Inc. .........................           326,000      $  4,747,375
                                                                                 ------------
TOTAL COMMON STOCKS (COST $389,808,745) .................                         440,580,504
                                                                                 ------------
CONVERTIBLE PREFERRED STOCK .2%
American Heritage Corp., 8.50%, cvt. pfd. (COST $625,000)            12,500           793,750
                                                                                 ------------
TOTAL LONG TERM INVESTMENTS (COST $390,433,745) .........                         441,374,254
                                                                                 ------------


                                                                 PRINCIPAL
                                                                  AMOUNT
(a) REPURCHASE AGREEMENT 2.1%
    Joint Repurchase Agreement, 4.875%, 4/01/99
    (Maturity Value $9,568,012) (COST $9,566,717)                $9,566,717         9,566,717
     Barclays Capital Inc. (Maturity Value $1,225,375)
     Bear, Stearns & Co. Inc. (Maturity Value $668,421)
     Chase Securities Inc. (Maturity Value $321,966)
     CIBC Oppenheimer Corp. (Maturity Value $1,225,375)
     Donaldson, Lufkin & Jenrette Securities Corp.
     (Maturity Value $1,225,375)
     Dresdner Kleinwort Benson, North America LLC
     (Maturity Value $1,225,375)
     Lehman Brothers Inc. (Maturity Value $1,225,375)
     Paribas Corp. (Maturity Value $1,225,375)
     Warburg Dillon Read LLC (Maturity Value $1,225,375)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                 ------------
    TOTAL INVESTMENTS (COST $400,000,462) 100.3%                                  450,940,971
    OTHER ASSETS, LESS LIABILITIES (.3%)                                           (1,207,698)
                                                                                 ------------
    NET ASSETS 100.0%                                                            $449,733,273
                                                                                 ============


(a) See Note 1(b) regarding joint repurchase agreement.

                       See notes to financial statements.


                                                                              27

Page
'FRANKLIN MANAGED TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)

                                                   FRANKLIN          FRANKLIN
                                               INVESTMENT GRADE       RISING
                                                 INCOME FUND      DIVIDENDS FUND
                                               ---------------------------------
Assets:
 Investments in securities:
  Cost ..................................       $ 47,404,633        $390,433,745
                                                ================================
  Value .................................         47,489,045         441,374,254
 Repurchase agreements, at value and cost          5,694,083           9,566,717
 Receivables:
  Investment securities sold ............                 --           2,320,387
  Capital shares sold ...................            330,800             436,475
  Dividends and interest ................            639,299             724,375
                                                --------------------------------
      Total assets ......................         54,153,227         454,422,208
                                                --------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......                 --             738,297
  Capital shares redeemed ...............            171,184           2,091,246
  Affiliates ............................             46,126             734,077
  Shareholders ..........................             34,339           1,076,487
 Other liabilities ......................             19,654              48,828
                                                --------------------------------
     Total liabilities ..................            271,303           4,688,935
                                                --------------------------------
     Net assets, at value ...............       $ 53,881,924        $449,733,273
                                                ================================
Net assets consist of:
 Undistributed net investment income ....       $     90,693        $    403,600
 Net unrealized appreciation ............             84,412          50,940,509
 Accumulated net realized gain (loss) ...           (738,786)         19,030,504
 Capital shares .........................         54,445,605         379,358,660
                                                --------------------------------
     Net assets, at value ...............       $ 53,881,924        $449,733,273
                                                ================================


                       See notes to financial statements.

28

Page
FRANKLIN MANAGED TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 1999 (UNAUDITED)



                                                                                  FRANKLIN          FRANKLIN
                                                                               INVESTMENT GRADE      RISING
                                                                                 INCOME FUND      DIVIDENDS FUND
                                                                                --------------------------------
CLASS A:
 Net assets, at value ...................................................       $53,796,038       $  401,547,466
                                                                                ================================
 Shares outstanding .....................................................         5,945,510           18,832,083
                                                                                ================================
 Net asset value per share* .............................................       $      9.05       $        21.32
                                                                                ================================
 Maximum offering price per share (net asset value per share / 95.75% and
  94.25%, respectively) .................................................       $      9.45       $        22.62
                                                                                ================================
CLASS B:
 Net assets, at value ...................................................                         $      375,291
                                                                                                  ==============
 Shares outstanding .....................................................                                 17,609
                                                                                                  ==============
 Net asset value and maximum offering price per share ...................                         $        21.31
                                                                                                  ==============
CLASS C:
 Net assets, at value ...................................................                         $   47,810,516
                                                                                                  ==============
 Shares outstanding .....................................................                              2,252,429
                                                                                                  ==============
 Net asset value per share* .............................................                         $        21.23
                                                                                                  ==============
 Maximum offering price per share (net asset value per share / 99.00%) ..                         $        21.44
                                                                                                  ==============
ADVISOR CLASS:
 Net assets, at value ...................................................       $    85,886
                                                                                ===========
 Shares outstanding .....................................................             9,493
                                                                                ===========
 Net asset value and maximum offering price per share ...................       $      9.05
                                                                                ===========

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.



                                                                              29

Page
FRANKLIN MANAGED TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                                                                  FRANKLIN          FRANKLIN
                                                              INVESTMENT GRADE       RISING
                                                                INCOME FUND      DIVIDENDS FUND
                                                              ---------------------------------
Investment income:

 Dividends ...............................................      $      --         $ 4,822,785
 Interest ................................................        1,589,641           259,390
                                                                -----------------------------
     Total investment income .............................        1,589,641         5,082,175
                                                                -----------------------------
Expenses:
 Management fees (Note 3) ................................          140,364         1,819,950
 Distribution fees (Note 3)
   Class A ...............................................           68,499           966,342
   Class B ...............................................             --                 480
   Class C ...............................................             --             251,407
 Transfer agent fees (Note 3) ............................           26,957           362,744
 Accounting fees (Note 3) ................................           20,000            20,000
 Custodian fees ..........................................              368             2,390
 Reports to shareholders .................................           10,630            77,089
 Registration and filing fees ............................           26,671            52,938
 Professional fees .......................................            9,687            19,341
 Trustees' fees and expenses .............................            1,866            14,707
 Other ...................................................            2,653             7,468
                                                                -----------------------------
     Total expenses ......................................          307,695         3,594,856
                                                                -----------------------------
      Net investment income ..............................        1,281,946         1,487,319
                                                                -----------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................            1,406        19,201,861
 Net unrealized appreciation (depreciation) on investments         (871,889)       15,978,166
                                                                -----------------------------
Net realized and unrealized gain (loss) ..................         (870,483)       35,180,027
                                                                -----------------------------
Net increase in net assets resulting from operations .....      $   411,463       $36,667,346
                                                                =============================


                       See notes to financial statements.


30

Page
FRANKLIN MANAGED TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 1998

                                                                  FRANKLIN INVESTMENT GRADE                   FRANKLIN
                                                                         INCOME FUND                    RISING DIVIDENDS FUND
                                                               -------------------------------------------------------------------
                                                                 SIX MONTHS          YEAR            SIX MONTHS          YEAR
                                                                    ENDED            ENDED             ENDED             ENDED
                                                                  MARCH 31,      SEPTEMBER 30,        MARCH 31,      SEPTEMBER 30,
                                                                    1999              1998              1999              1998
                                                               -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $   1,281,946     $   2,384,401     $   1,487,319     $   2,261,412
  Net realized gain from investments ......................            1,406             7,326        19,201,861        45,956,036
  Net unrealized appreciation (depreciation)
   on investments..........................................         (871,889)          840,370        15,978,166       (99,023,374)
                                                               -------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..........................          411,463         3,232,097        36,667,346       (50,805,926)
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................       (1,459,391)       (2,346,104)       (1,745,634)       (1,828,381)
   Class B ................................................             --                --                (778)             --
   Class C ................................................             --                --             (73,490)           (4,086)
   Advisor Class ..........................................          (37,630)           (2,510)             --                --
 Net realized gains:
   Class A ................................................             --                --         (36,885,469)      (48,479,814)
   Class C ................................................             --                --          (4,229,043)       (2,105,211)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders ......................       (1,497,021)       (2,348,614)      (42,934,414)      (52,417,492)
 Capital share transactions: (Note 2)
   Class A ................................................         (107,513)       10,523,609          (520,246)      107,238,762
   Class B ................................................             --                --             387,540              --
   Class C ................................................             --                --           5,007,298        37,710,977
   Advisor Class ..........................................       (2,388,609)        2,448,896              --                --
                                                               -------------------------------------------------------------------
Total capital share transactions ..........................       (2,496,122)       12,972,505         4,874,592       144,949,739
      Net increase (decrease) in net assets ...............       (3,581,680)       13,855,988        (1,392,476)       41,726,321
Net assets
 Beginning of period ......................................       57,463,604        43,607,616       451,125,749       409,399,428
                                                               -------------------------------------------------------------------
 End of period ............................................    $  53,881,924     $  57,463,604     $ 449,733,273     $ 451,125,749
                                                               ===================================================================
Undistributed net investment income included in net assets:
 End of period ............................................    $      90,693     $     305,768     $     403,600     $     736,183
                                                               ===================================================================


                       See notes to financial statements.


                                                                              31

Page
FRANKLIN MANAGED TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two series (the Funds). The Funds and their investment objectives are:

CURRENT INCOME                               GROWTH AND INCOME
---------------------------------------------------------------------------
Franklin Investment Grade Income Fund        Franklin Rising Dividends Fund

On March 25, 1999, Franklin Managed Trust's Board of Trustees approved a proposal to merge Franklin Investment Grade Income Fund into Franklin Strategic Income Fund, subject to shareholder approval.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. JOINT REPURCHASE AGREEMENT:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1999, all outstanding repurchase agreements had been entered into on that date.

c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expense are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


32

Page
FRANKLIN MANAGED TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin Rising Dividends Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A & ADVISOR                            CLASS A, CLASS B & CLASS C
---------------------------------------------------------------------------
Franklin Investment Grade Income Fund        Franklin Rising Dividends Fund

At March 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in each of the Funds' shares were as follows:

                                                          FRANKLIN INVESTMENT                  FRANKLIN RISING
                                                           GRADE INCOME FUND                    DIVIDENDS FUND
                                                      ----------------------------------------------------------------
                                                         SHARES          AMOUNT             SHARES           AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 1999
 Shares sold ..................................        1,389,019     $  12,665,573         2,364,043     $  53,751,230
 Shares issued in reinvestment of distributions          135,212         1,231,225         1,456,668        33,017,243
 Shares redeemed ..............................       (1,538,234)      (14,004,311)       (3,906,542)      (87,288,719)
                                                      ----------------------------------------------------------------
 Net decrease .................................          (14,003)    $    (107,513)          (85,831)    $    (520,246)
                                                      ================================================================
Year ended September 30, 1998
 Shares sold ..................................        3,275,365     $  29,782,945         6,690,317     $ 168,552,709
 Shares issued in reinvestment of distributions          219,360         1,989,262         1,767,518        42,544,929
 Shares redeemed ..............................       (2,335,040)      (21,248,598)       (4,203,389)     (103,858,876)
                                                      ----------------------------------------------------------------
 Net increase .................................        1,159,685     $  10,523,609         4,254,446     $ 107,238,762
                                                      ================================================================

CLASS B SHARES:
Period ended March 31, 1999(1)
 Shares sold ...........................................................................      17,593     $     387,206
 Shares issued in reinvestment of distributions ........................................          31               669
 Shares redeemed .......................................................................         (15)             (335)
                                                                                          ----------------------------
 Net increase ..........................................................................      17,609     $     387,540
                                                                                          ============================


                                                                              33

Page
FRANKLIN MANAGED TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                          FRANKLIN INVESTMENT                 FRANKLIN RISING
                                                           GRADE INCOME FUND                   DIVIDENDS FUND
                                                       ------------------------------------------------------------
                                                         SHARES         AMOUNT             SHARES         AMOUNT
                                                       ------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 1999
 Shares sold ..................................                                            615,146     $ 13,885,007
 Shares issued in reinvestment of distributions                                            171,574        3,874,909
 Shares redeemed ..............................                                           (575,803)     (12,752,618)
                                                                                         --------------------------
 Net increase .................................                                            210,917     $  5,007,298
                                                                                         ==========================
Year ended September 30, 1998
 Shares sold ..................................                                          1,797,364     $ 45,013,886
 Shares issued in reinvestment of distributions                                             76,771        1,845,670
 Shares redeemed ..............................                                           (373,593)      (9,148,579)
                                                                                         --------------------------
 Net increase .................................                                          1,500,542     $ 37,710,977
                                                                                         ==========================

ADVISOR CLASS SHARES:
Six months ended March 31, 1999
 Shares sold ..................................         143,471     $  1,312,977
 Shares issued in reinvestment of distributions           4,125           37,630
 Shares redeemed ..............................        (409,654)      (3,739,216)
                                                       -------------------------
 Net decrease .................................        (262,058)    $ (2,388,609)
                                                       =========================
Year ended September 30, 1998
 Shares sold ..................................         267,539     $  2,451,802
 Shares issued in reinvestment of distributions             315            2,853
 Shares redeemed ..............................            (634)          (5,759)
                                                       -------------------------
 Net increase .................................         267,220     $  2,448,896
                                                       =========================

(1) For the period January 1, 1999 (effective date) to March 31, 1999.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of Franklin Investment Advisory Services, Inc. (Advisory Services),
Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services) the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.


34

Page
FRANKLIN MANAGED TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds pay an investment management fee to Advisory Services based on the average net assets of the Funds as follows:

                                                           FRANKLIN     FRANKLIN
                                                          INVESTMENT      RISING
                                                             GRADE      DIVIDENDS
                                                          INCOME FUND      FUND
                                                          -----------------------
AVERAGE DAILY NET ASSETS

First $500 million ..................................        .50%          .75%
Over $500 million, up to and including $1 billion ...        .45%         .625%
In excess of $1 billion .............................        .40%          .50%

Each of the Funds also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Rising Dividends Fund reimburses Distributors up to .50%, 1.00% and 1.00% per year of its average daily net assets of Class A, Class B and Class C, respectively, and the Franklin Investment Grade Income Fund reimburses Distributors up to .25% per year of the average daily net assets of Class A, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                       FRANKLIN         FRANKLIN
                                                      INVESTMENT          RISING
                                                        GRADE           DIVIDENDS
                                                     INCOME FUND           FUND
                                                     ----------------------------
Net commissions paid .......................           $11,945           $41,916
Contingent deferred sales charges ..........              --             $30,360


4. INCOME TAXES

At September 30, 1998, the Franklin Investment Grade Income Fund had tax basis capital losses of $740,192 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

1999 ................................................................   $117,414
2003 ................................................................    254,062
2004 ................................................................    368,716
                                                                        --------
                                                                        $740,192
                                                                        ========


                                                                              35

Page
FRANKLIN MANAGED TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At March 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                            FRANKLIN                FRANKLIN
                                           INVESTMENT                 RISING
                                              GRADE                 DIVIDENDS
                                           INCOME FUND                 FUND
                                          -------------------------------------
Investments at cost ............          $  53,098,716           $ 401,289,648
                                          ======================================
Unrealized appreciation ........          $     292,031           $  95,812,956
Unrealized depreciation ........               (207,619)            (46,161,633)
                                          -------------------------------------
Net unrealized appreciation ....          $      84,412           $  49,651,323
                                          =====================================

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1999, were as follows:

                                            FRANKLIN                  FRANKLIN
                                           INVESTMENT                  RISING
                                              GRADE                   DIVIDENDS
                                           INCOME FUND                   FUND
                                           -------------------------------------
Purchases ..................               $ 5,207,193               $41,500,872
Sales ......................               $ 3,000,000               $77,572,457


36